EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

Merrill Lynch Latin America Fund, Inc.:

We consent to the incorporation by reference in this Post-Effective Amendment No. 11 to Registration Statement No. 33-41622 of our report dated January 6, 2000 appearing in the annual report to shareholders of Merrill Lynch Latin America Fund, Inc. for the year ended November 30, 1999, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP Princeton, New Jersey February 28, 2000